UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2014

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3480	41-0423660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 West Century Avenue P.O. Box 5650 Bismarck, North Dakota 58506-5650 (Address of principal executive offices) (Zip Code) Registrant’s telephone number, including area code: (701) 530-1000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In connection with the continuous equity offering program under which MDU Resources Group, Inc. (the “Company”) may sell up to 5,275,670 shares of the Company’s common stock, par value $1.00 per share (the “Shares”), from time to time in “at the market” offerings (the “Offering”), the Company filed a prospectus supplement dated May 16, 2014 (the “Prospectus Supplement”) with the Securities and Exchange Commission (the “SEC”). The Shares will be issued pursuant to the Prospectus Supplement and the Company’s automatic shelf registration statement on Form S-3 (File No. 333-195990) filed on May 15, 2014, with the SEC (the “Registration Statement”). This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.

This Current Report on Form 8-K is being filed in order to file certain documents in connection with the Offering as exhibits to the Registration Statement and is incorporated by reference into the Registration Statement. Accordingly, such exhibits are also incorporated by reference into the Registration Statement as exhibits thereto.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.
	5(a)	Opinion of Paul K. Sandness, Esq., General Counsel to MDU Resources Group, Inc., regarding the legality of the Shares.
	5(b)	Opinion of Cohen Tauber Spievack & Wagner P.C., special counsel to MDU Resources Group, Inc., regarding the legality of the Shares.
	23(a)	Consent of Deloitte & Touche LLP.
	23(b)	Consent of Paul K. Sandness, Esq. is contained in his opinion filed as Exhibit 5(a) to this Current Report on Form 8-K.
	23(c)	Consent of Cohen Tauber Spievack & Wagner is contained in its opinion filed as Exhibit 5(b) to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2014

MDU RESOURCES GROUP, INC.

By:	/s/ Paul K. Sandness
Paul K. Sandness
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
5(a)	Opinion of Paul K. Sandness, Esq., General Counsel to MDU Resources Group, Inc., regarding the legality of the Shares.
5(b)	Opinion of Cohen Tauber Spievack & Wagner P.C., special counsel to MDU Resources Group, Inc., regarding the legality of the Shares.
23(a)	Consent of Deloitte & Touche LLP.
23(b)	Consent of Paul K. Sandness, Esq. is contained in his opinion filed as Exhibit 5(a) to this Current Report on Form 8-K.
23(c)	Consent of Cohen Tauber Spievack & Wagner is contained in its opinion filed as Exhibit 5(b) to this Current Report on Form 8-K.

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